EXHIBIT A

                            U.S.B. HOLDING CO., INC.

                        1993 INCENTIVE STOCK OPTION PLAN

      1. Purpose. The purpose of the U.S.B. Holding Co., Inc. 1993 Incentive Stock Option Plan is to attract and retain persons of ability as employees of U.S.B. Holding Co., Inc., its subsidiaries and affiliates and encourage such employees to continue to exert their best efforts on behalf of the Company, its subsidiaries and affiliates.

      2. Definitions. When used herein, the following terms shall have the following meanings:

            "Beneficiary" means the beneficiary or beneficiaries designated pursuant to Section 6 to receive the benefit, if any, provided under the Plan upon the death of an Employee.

            "Board" means the Board of Directors of the Company.

            "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

            "Committee" means the Committee appointed by the Board pursuant to
      Section 7.

            "Company" means U.S.B. Holding Co., Inc., and its successors and assigns.

            "Employee" means a key employee of a Participating Company who, in the judgment of the Committee, is responsible for or contributes to the growth or profitability of the business of the Company.

            "Exchange" means the New York Stock Exchange, or if the Stock is not listed on the New York Stock Exchange, the principal exchange on which the Stock is listed or the NASDAQ National Market System of the National Association of Securities Dealers.

            "Fair Market Value" means, as of any date, (a) if the principal market for the Common Stock is a national securities exchange, the mean between the highest and lowest quoted selling prices of the Common Stock on such day (or last day of trade prior to such day if not traded on such day) as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is subject to quotation on the National Association of Securities Dealers Automated Quotations System, the mean between the highest independent bid and the lowest independent asked prices for the Common Stock on such day (or the last day quoted prior to such day if not quoted on such day) on such system, or (d) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not subject to quotation on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Common Stock on such day (or the last day quoted prior to such day if not quoted on such day) as reported by National Quotation Bureau Incorporated or a similar organization, or (d) if none of the above is applicable, fair market value will be determined by the Board of Directors.


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            "Option" means an option to purchase Stock subject to the applicable provisions of Section 4 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section
      422 of the Code or a nonqualified stock option.

            "Option Agreement" means the written agreement evidencing each Option granted to an Employee under the Plan.

            "Participating Company" means the Company or any corporation which at the time such option is granted qualifies as a subsidiary corporation of the Company under Section 424(f) of the Code.

            "Plan" means the U.S.B. Holding Co., Inc. 1993 Incentive Stock Option Plan, as the same may be amended, administered or interpreted from time to time.

            "Stock" means the common stock, $5.00 par value, of the Company.

            "Total Disability" means the complete and permanent inability of an Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

      3. Shares Subject to the Plan. The aggregate number of shares of Stock which may issued upon the exercise of Options is 200,000 shares. Such shares shall be made available either from authorized and unissued shares or shares held by the Company in its treasury. If, for any reason, an Option expires or is terminated or cancelled unexercised as to any shares of Stock covered thereby, or any shares of Stock subject to purchase or payment by exercising an Option under the Plan are not delivered or are reacquired by the Company, such shares of Stock shall again become available for grant under the Plan.

      4. Grant of Stock Options. (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Employees to whom Options are to be granted; (ii) determine the number of shares of Stock subject to each Option; (iii) determine the time or times when and the manner in which each Option shall be exercisable, the exercise price and the duration of the exercise period; and (iv) determine and designate whether an Option granted shall be an incentive stock option or a nonqualified stock option; provided, however, that (A) no Option shall be granted after the expiration of ten years from the effective date of the Plan and (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock for which incentive stock options (including incentive stock options granted under any other plan of the Company) are granted to any Employee under this Plan that may first become exercisable in any calendar year shall not exceed $100,000.

      (b) The exercise period for an incentive stock option shall be no more than ten years from the date of grant, except that in the case of an incentive stock option granted to an Employee who is a Ten Percent Shareholder as described in Section 4(c), the exercise period shall be no more than five years.

      (c) The Option exercise price per share shall be determined by the Committee at the time the Option is granted and shall be at least equal to the par value of one share of Stock; provided, however, that the exercise price for an incentive stock option shall be not less than the Stock's Fair Market Value at date of grant, or in the case of an incentive stock option granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company


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(a Ten Percent Shareholder), 110 percent of the Fair Market Value on the date of grant, all as determined by the Committee.

      (d) No part of any Option may be exercised by an Employee until such Employee shall have (i) remained in the employ of one or more Participating Companies for three months after the date on which the Option is granted, unless employment is terminated on account of death or Total Disability, or (ii) achieved such performance or other criteria, as the Committee may specify, if any, of the Company or any other Participating Company, and the Committee may further require exercisability in installments.

      (e) (i) If an Employee who has been granted an Option dies while an Employee of a Participating Company, his or her Options may be exercised, to the extent that the Employee shall have been entitled to do so on the date of his or her death or such termination of employment, by his or her Beneficiary including. if applicable, his or her executors or administrators, at any time, or from time to time, within three months after the date of the Employee's death or within such other period, and subject to such terms and conditions as the Committee may specify, but no later than the expiration date specified in
Section 4(b) above.

      (ii) If the Employee's employment by a Participating Company terminates because of his or her Total Disability, he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within twelve months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

      (iii) If an Employee's employment by a Participating Company voluntarily terminates, as determined by the Board in its sole discretion, all outstanding Options shall be forfeited as of the date of termination.

      (iv) If the Employee's employment terminates because of involuntary termination of employment by the Participating Company without cause (as determined by the Board in its sole discretion) he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment, subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

      (f) No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him or her.

      (g) The Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

      (h) Each Option granted under the Plan shall be evidenced by a written Option Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Option granted and such other terms and conditions as the Committee may specify. Further, each such Option Agreement shall provide that unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act of 1933 (1933 Act) and appropriate qualification and registration under applicable state securities laws relating to the Stock being acquired pursuant to the Option, the Employee shall upon exercise of the Option give a representation that


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he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. In the absence of such registration statement, the Employee shall be required to execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Stock acquired pursuant to the Option until he or she requests and receives an opinion of the Company's counsel to the effect that such proposed sale or transfer will not result in a violation of the 1933 Act, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

      (i) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in Stock already owned by the optionee, or a combination of cash and Stock, or in such other consideration acceptable to the Committee (including, to the extent permitted by applicable law, the relinquishment of a portion of the Option) as the Committee deems appropriate, having a total Fair Market Value equal to the purchase price. For purposes of this Section 4(i), the fair market value of the portion of an Option that is relinquished shall be the excess of

            (x) the Fair Market Value at the time of exercise of the number of shares of Stock subject to the portion of the Option that is relinquished over

            (y) the aggregate exercise price specified in the Option with respect to such shares.

      (1) Unless the Committee otherwise specifies in an Option Agreement, options granted to Employees shall become exercisable as follows:

                   Number of Months           Exercisable
                  After Date of Grant         Percentage
                  -------------------         -----------
                          3                        50%
                          6                       100%

      5. Certificates for Shares of Stock. (a) Each Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name designated by the Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

      (b) Shares of Stock shall be made available under the Plan either from authorized and unissued shares, or shares held by the Company in its treasury. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed, or (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body, which the Committee shall, in its sole discretion, determine to be necessary or advisable.

      (c) All certificates for shares of Stock delivered under the Plan also shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends


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to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 5(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the 1933 Act, or if, and so long as, the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

      (d) Each Employee who receives Stock upon exercise of an Option shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Employee awarded an Option shall have any right as a shareholder with respect to any shares subject to such Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

      6. Beneficiary. (a) Each Employee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Option, if any, awarded under the Plan upon his or her death. An Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Employee's death, and in no event shall it be effective as of a date prior to such receipt.

      (b) If no such Beneficiary designation is in effect at the time of a Employee's death, or if no designated Beneficiary survives the Employee or if such designation conflicts with law, the Employee's estate shall be entitled to receive the Option, if any, awarded under the Plan upon his or her death. If the Company is in doubt as to the right of any person to receive such Option, the Company may retain such Option, without liability for any income thereon, until the Company determines the rights thereto, or the Company may transfer such Option into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

      7. Administration of the Plan. (a) The Plan shall be administered by the Compensation Committee of the Board or such other committee as appointed by the Board (the Committee). The Committee shall have at least three members and each member shall be both a member of the Board and a disinterested person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or successor rule or regulation. No member of the Committee shall have been granted an Option under the Plan or have been granted or awarded an option or other right with respect to equity securities of the Company pursuant to any other plan of a Participating Company at any time within the one-year period immediately preceding the member's appointment to the Committee.

      (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

      (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

      (d) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Employees, whether or not such Employees are similarly situated.


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      (e) The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

      (f) Notwithstanding anything else herein to the contrary, the Committee shall not be required to direct the Company to grant any Options under this Plan.

      8.Amendment or Discontinuance. The Board may, at any time, amend or terminate the Plan. No amendment shall, without approval by a majority of the Company's shareholders, (i) alter the group of persons eligible to participate in the Plan, (ii) materially increase the benefits provided under the Plan to the extent that shareholder approval would then be required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or successor rule or regulation,
(iii) increase the maximum number of shares of Stock which are available for awards under the Plan or (iv) extend the period during which Options may be granted under the Plan beyond the expiration of ten years from the effective date of the Plan. No amendment or termination shall retroactively impair the rights of any person with respect to an Option.

      9.Adjustments in Event of Change in Common Stock. (a) Subject to Section 9(b), if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, then, to the extent permitted by the Company, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 3, (ii) the number and kind of shares or other securities subject to the outstanding Options and tandem SARs, if any, and (iii) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable or subject to restrictions. Any adjustment under this Section 9(a) shall be made by the Board, whose determination as to what adjustments shall be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment.

      (b) Notwithstanding anything else herein to the contrary, the Board, in its sole discretion at the time of grant of an Option or otherwise may, in an Option Agreement or otherwise, provide that, with an Employee's consent, upon the occurrence of certain events (as determined by the Board) any outstanding Options not theretofore exercisable, shall immediately become exercisable in their entirety and that any such Option may be purchased by the Company for cash at a price to be determined by the Board.

      (c) In the event of (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, any outstanding options hereunder shall terminate except: (i) when another corporation shall assume such options or substitute new options therefor; and (ii) the Committee shall have the discretion and power in any such event to determine, and to make effective provisions therefor, that an optionee may exercise his Option for such number of shares not to exceed the total number specified by the Option, as the Committee may determine and/or that any outstanding Options shall continue in full force and effect.


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      10. Miscellaneous. (a) Nothing in this Plan or any Option Agreement hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

      (b) No Option granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless any such Participating Company shall determine otherwise.

      (c) No Employee shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

      (d) Absence on leave approved by a duly constituted officer of a Participating Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Option may be granted to an employee while he or she is absent on leave.

      (e) If the Committee shall find that any person to whom any Option, or portion thereof, is awarded to under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

      (f) The right of any Employee or other person to any Option or Stock under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 6 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Employee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Employee or his or her Beneficiary, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Employee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Employee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

      (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Employees at all reasonable times at the Company's headquarters.

      (h) The Committee may cause to be made, as a condition precedent to the grant and exercise of any Option, or otherwise, appropriate arrangements with the Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes prior to the delivery of any certificate or certificates for Stock.

      (i) The Plan and the grant and exercise of Options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.


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      (j) All elections, designations, requests, notices, instructions and other communications from an Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

      (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

      (i) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

      11. Effective Date and Shareholder Approval. The effective date of the Plan shall be June 16, 1993, subject to approval by the Company's shareholders at the 1994 Annual Meeting. Notwithstanding anything in the Plan to the contrary, if the Plan shall have been approved by the Board prior to such shareholder approval, Employees may be selected and options may be granted as provided herein subject to such subsequent shareholder approval.


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